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                                                                    EXHIBIT 10.4

                                 LOAN AGREEMENT

LENDER:             AMERICAN BANK, N.A.

LENDER'S ADDRESS:   P.O. Box 6469
                    Corpus Christi, Texas 78466-6469

BORROWER:           SOUTH TEXAS DRILLING & EXPLORATION, INC.

BORROWER'S ADDRESS: 9310 Broadway, Building 1
                    San Antonio, Texas 78217

     1. Loan. Lender hereby agrees to loan to Borrower the sum of $3,000,000.00, subject to all legal requirements. The loan is to bear interest and be repayable in accordance with a note of even date herewith executed by Borrower payable to the order of Lender.

     2. Purpose. Borrower ("South Texas") is acquiring 100% of the issued and outstanding stock of Pioneer Drilling Co. ("Pioneer"). A portion of the funds will be advanced at closing to refinance indebtedness owing by Pioneer to Lender and also owing by Pioneer to other third-party creditors. Funds not advanced for refinance of Pioneer indebtedness will be advanced as requested from time to time for capital expenditures to be made by Borrower; provided the time limit for advances is December 15, 2000, and after such date Lender shall not be required to make any additional advances and Borrower will forfeit the right to draw any then unfunded portion of the loan.

     3. Collateral: Expenses. The loan and all other indebtedness now or hereafter owing by Borrower to Lender shall be secured by: (i) a first lien Deed of Trust from Pioneer covering the real estate known as Lot 4, Block 6, ROBLEX INDUSTRIAL AREA, Corpus Christi, Nueces County, Texas; and (ii) a first lien security interest from Pioneer covering Pioneer Drilling Rigs Nos. 1 and 2 and the present and future tubulars, tools, equipment and accessions for Rigs Nos. 1 and 2; and (iii) a first lien security interest on the tubulars and the equipment now or hereafter owned by Pioneer which is now or hereafter utilized on Pioneer Drilling Rigs No. 4 (the drawworks, mast, brake and substructure of Rig No. 4 being owned by and leased from a third-party lessor). Such Pioneer Rigs Nos. 1, 2 and 4 will be known, respectively, as South Texas Rigs Nos. 15, 16 and 18.

     4. Expenses. Borrower agrees to pay or reimburse Lender for the legal fees and other out-of-pocket expenses incurred by Lender in connection with the loan, including but not limited to costs for credit reports, appraisals, surveys, environmental studies and reports, lien and title searches, mortgagee policies, recording fees and preparation of loan documents.

     5. Conditions. Notwithstanding anything herein to the contrary, the performance of each covenant to be performed by Borrower hereunder and under the note and mortgage instrument, and the truth of every representation made by Borrower, shall be a condition precedent to each and every advance to be made to Borrower, or to any other obligation of the Lender hereunder; and the Lender shall not be required to make any advance when Borrower is in default on any obligation to Lender.

     6. Financial Statements of Borrower. Borrower shall keep proper books of record and account in which complete and correct entries shall be made of Borrower's transactions in accordance with generally accepted accounting principles and shall furnish or cause to be furnished to Lender interim unaudited quarterly financial statements within thirty (30) days after the end of each quarter, and an annual audited financial statement within ninety (90) days of the end of the fiscal year. A copy of Borrower's budget for each year shall be furnished to Lender within ninety (90) days after the beginning of each year. Each annual financial statement shall include a balance sheet, operating/income statement, contingent liabilities, statement of cash flows, comparison to budget and a reconciliation of retained earnings and net worth, and be in a form suitable to the Lender. Each interim financial statement shall include a balance sheet, operating/income statement and comparison to budget.

     Each financial statement shall be accompanied by a certificate from the chief financial officer of Borrower certifying that Borrower is in compliance with all of the Financial Covenants imposed on Borrower hereunder.

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     7.   FINANCIAL COVENANTS.  Borrower shall maintain throughout the term of the Loan in accordance with generally accepted accounting principles ("GAAP") the following ratios to be tested on an annual basis:

     a. A Leverage Ratio of not more than 3.0 to 1.0. This ratio is defined as:

                                        Funded Bank Debt
          ----------------------------------------------------------------------
            Net Income + Interest Expense + Taxes + Depreciation + Amortization

     b. A Cash Flow Ratio of not less than 1.25 to 1.00. This ratio is defined as:

Net Income + Interest Expense + Taxes + Depreciation + Amortization - Dividends
                       - Maintenance Capital Expenditures
--------------------------------------------------------------------------------
              Current Portion of Long-Term Debt + Interest Expense

     c. A Capitalization Ratio of not more than 0.5 to 1.00. This ratio is defined as:

                                Funded Bank Debt
          ----------------------------------------------------------------------
                     Tangible Net Worth + Funded Bank Debt

     8. ACTIVITY REPORTS. Within ten (10) days after the end of each month the Borrower shall furnish to Lender a monthly rig activity report for all of Borrower's rigs, and not merely those pledged to Lender.

     9. BENEFIT. The provisions hereof shall inure to the benefit of Lender, its successors and assigns, and to Borrower. Borrower's rights hereunder are personal to Borrower and may not be assigned or transferred to or assumed by any other party.

     10. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Dated the  21 day of August, 2000.

BORROWER:                          LENDER:

SOUTH TEXAS DRILLING &             AMERICAN BANK, N.A.
EXPLORATION, INC.



By: /s/ Michael E. Little             By: /s/ Illegible
    -----------------------           ---------------------------
    Name:  Michael E. Little            Name:
          -----------------                 ---------------------
    Title: Chairman, CEO               Title:
          -----------------                 ---------------------

PLEDGOR:

PIONEER DRILLING CO.

By: /s/ Wayne M. Squires
    -----------------------
    Name:  Wayne M. Squires
          -----------------
    Title: President & COO
          -----------------


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